UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2009
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

333 West Wacker Drive, Chicago, Illinois		60606

(Address of principal executive offices)		(Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its first quarter 2009 results on Wednesday, May 13, 2009 at 10:00 am central time. To access this call live or to listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 details sales, net flows, and assets under management for Q1 2009 and all quarters in 2008. Table 2 provides Q1 2009 and Q1 2008 Adjusted EBITDA as defined by our Bank Credit Agreement. The schedule also provides Adjusted EBITDA for the last twelve month period, which includes the first quarter of 2009 and the last three quarters of 2008. Table 3 reconciles Adjusted EBITDA as defined by the Bank Credit Agreement to income before taxes for the same periods (other than Q1 2008).

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2008, and March 31, 2009
Unaudited

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total

Gross sales (in millions):
Mutual funds	$1,354	1,839	1,635	1,487	6,315	$1,339	—	—	—	1,339
Managed accounts-retail	1,701	2,118	2,026	2,068	7,914	2,270	—	—	—	2,270
Managed accounts-institutional	1,197	1,363	2,840	1,357	6,757	1,762	—	—	—	1,762
Closed-end funds	2	(0)	(0)	(0)	2	166	—	—	—	166

Total funds and accounts	$4,254	5,321	6,501	4,912	20,988	$5,537	—	—	—	5,537

Net Flows (in millions):
Mutual funds	$61	744	147	(537)	416	$303	—	—	—	303
Managed accounts-retail	(2,523)	(1,823)	(1,895)	(2,680)	(8,921)	(1,770)	—	—	—	(1,770)
Managed accounts-institutional	(584)	112	1,174	(116)	586	289	—	—	—	289
Closed-end funds	3	48	(1,172)	(1,250)	(2,370)	(632)	—	—	—	(632)

Total funds and accounts	$(3,042)	(919)	(1,745)	(4,582)	(10,288)	$(1,811)	—	—	—	(1,811)

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$164,307	153,026	151,833	134,065	164,307	$119,223	—	—	—	119,223
Acquisition of Winslow Capital accounts	—	—	—	4,542	4,542	—	—	—	—	—
Sales — funds and accounts	4,254	5,321	6,501	4,912	20,988	5,537	—	—	—	5,537
Dividend reinvestments	69	155	(170)	493	547	70	—	—	—	70
Redemptions and withdrawals	(7,365)	(6,394)	(8,076)	(9,988)	(31,823)	(7,418)	—	—	—	(7,418)

Total net flows into funds and accounts	(3,042)	(919)	(1,745)	(4,582)	(10,288)	(1,811)	—	—	—	(1,811)
Appreciation / (depreciation) of managed assets	(8,240)	(274)	(16,022)	(14,802)	(39,338)	(2,079)	—	—	—	(2,079)

End of period	$153,026	151,833	134,065	119,223	119,223	$115,334	—	—	—	115,334

Recap by product type:
Mutual funds	$18,415	19,064	17,661	14,689		$15,264	—	—	—
Closed-end funds	50,626	50,095	44,710	39,858		39,570	—	—	—
Managed accounts-retail	49,431	47,671	40,368	34,860		31,642	—	—	—
Managed accounts-institutional	34,553	35,002	31,326	29,817		28,858	—	—	—

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	—	—	—

Recap by manager:
Nuveen	$74,914	75,031	69,650	64,649		$65,968	—	—	—
NWQ	29,650	28,301	23,159	17,264		14,518	—	—	—
Rittenhouse	2,669	2,093	1,713	1,258		—	—	—	—
Santa Barbara	3,789	3,833	3,352	2,658		3,336	—	—	—
Symphony	9,838	10,202	9,960	7,113		6,811	—	—	—
Tradewinds	30,537	30,779	24,749	20,606		18,564	—	—	—
HydePark	1,629	1,594	1,483	1,134		1,158	—	—	—
Winslow Capital	—	—	—	4,542		4,979	—	—	—

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	—	—	—

Recap by style:
Equity-based	$74,083	72,449	59,495	52,064		$46,563	—	—	—
Municipals	63,073	63,513	60,714	57,540		60,069	—	—	—
Taxable income-oriented	15,870	15,871	13,857	9,619		8,702	—	—	—

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	—	—	—

TABLE 2
Nuveen Investments
Adjusted EBITDA (1)
Unaudited
(in thousands)

	Q1 2009	Q1 2008	Q1 2009 LTM (3)
Operating Revenues
Advisory Fees	$140,529	$192,758	$655,201
Underwriting & Distribution Revenue	969	1,231	9,181
Performance Fees / Other	5,735	2,825	26,828

Total Operating Revenue	147,233	196,814	691,210

Adjusted Operating Expenses (2)
Compensation & Benefits	49,957	65,775	213,602
Advertising & Promotion	2,424	3,593	12,531
Occupancy & Equipment	4,752	4,372	18,872
Travel & Entertainment	2,456	3,341	11,110
Outside & Professional Services	9,885	9,148	42,090
Other Operating Expenses	5,225	5,002	21,812
Pro forma Savings	(419)	(3,561)	(10,419)

Total Operating Expenses	74,280	87,670	309,598

Adjusted Other Income/(Expense) (2)	385	688	30
Net (Income)/Loss Attributable to the Noncontrolling Interests (2)	(304)	(576)	(1,731)

Subtotal	73,034	109,256	379,911

Winslow Pro forma	—	1,850	5,550

Adjusted EBITDA (1)	$73,034	$111,106	$385,461

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	Balances exclude the impact of CLO V, a consolidated investment vehicle in which Nuveen has no economic interest, and include adjustments consistent with our Bank Credit Agreement and thus are non-GAAP financial measures.

(3)	LTM represents the last twelve-month period including the last three quarters of 2008 and the first quarter of 2009.

TABLE 3
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q1 2009	Q1 2009 LTM (2)
Net loss before taxes	(20,209)	(2,226,047)

Net (income)/loss attributable to the noncontrolling interests	(19,264)	96,309

Net interest expense excluding CLO V	69,361	274,263
Amortization & depreciation	19,394	76,211

Adjustments per Credit Agreement:
Non-cash compensation	9,284	38,537
Deal related expenses	—	1,985
Retention, severance and recruiting expense	10,567	81,975
Structured products distribution expense	2,684	13,012
Non-recurring items	(3,193)	2,007,313
Pro forma restructuring	419	10,419
Debt and investment related expenses	3,991	5,934

Subtotal	73,034	379,911

Winslow pro forma	—	5,550

Adjusted EBITDA (1)	$73,034	$385,461

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	LTM represents the last twelve-month period including the first quarter of 2009 and the last three quarters of 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2009	NUVEEN INVESTMENTS, INC.
	By:	/s/ John L. MacCarthy
	Name:	John L. MacCarthy
	Title:	Executive Vice President